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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                          SMITH BARNEY BALANCED FUND
                                 (the "fund")

                        Supplement dated July 12, 2002
                     to Prospectus dated November 28, 2001

The following information replaces the portfolio management information set forth under the section "Management."

   Chad Graves is responsible for the day-to-day management of the equity portion of the fund's portfolio. Mr. Graves is an investment officer of the manager and a managing director of Salomon Smith Barney. Gerald Culmone and Peter J. Wilby are responsible for the day-to-day management of the fixed income portion of the fund's portfolio. Mr. Culmone and Mr. Wilby are investment officers of the manager. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of the manager. Mr. Culmone is a Vice President of SBAM.

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